Rule 497(e)
                                                                      File Nos.
                                                                       33-40771
                                                                            and
                                                                       811-5502



                                                              December 15, 1995


                         COMSTOCK PARTNERS STRATEGY FUND
                           (a Dreyfus-associated fund)

                Supplement to Statement of Additional Information
                              Dated August 1, 1995


          The following information supplements or replaces the relevant information contained in the following indicated sections of the Fund's Statement of Additional Information:


                             PURCHASE OF FUND SHARES

          Dreyfus TeleTransfer Privilege: Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 P.M., New York time, on any business day that Dreyfus Transfer, Inc., the Fund's transfer and dividend disbursing agent (the "Transfer Agent"), and the New York Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 P.M., New York time, on any business day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, payments for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as is designated on the Account Application and Shareholder Services Form on file.
If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "Redemption of Fund Shares--Stock Certificates; Signatures."


                  TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

          Dreyfus Transfer, Inc., a wholly owned subsidiary of the Sub-Investment Advisor, is located at One American Express Plaza, Providence, Rhode Island 02903, and serves as the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholders account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. The Transfer Agent has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

                                                                    Rule 497(e)
                                                                      File Nos.
                                                                       33-40771
                                                                            and
                                                                       811-5502



                                                              December 15, 1995


                         COMSTOCK PARTNERS STRATEGY FUND
                           (a Dreyfus-associated fund)

                            Supplement to Prospectus
                              Dated August 1, 1995


          The following information supplements or replaces the relevant information contained in the sections of the Fund's Prospectus entitled "Prospectus Summary--Purchase of Shares," "Purchase of Fund Shares," "Additional Shareholder Services," "Redemption of Shares," "Net Asset Value," and "Transfer Agent and Dividend Disbursing Agent":

          Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is located at One American Express Plaza, Providence, Rhode Island 02903, and serves as the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent").

          Effective January 1, 1996, the telephone number for the following transactions is 1-800-645-6561 or, if you are calling from overseas, 516-794-5452:

          -    Dreyfus TeleTransfer Privilege

          -    Telephone Exchange Privilege

          -    Wire Redemption Privilege

          -    Telephone Redemption Privilege